Exhibit 99.8

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Earliest Event Reported: September 13, 2002

                       Date of Report: September 13, 2002



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                 -----------------------------------------------

           (Exact name of registrants as specified in their charters)



             Delaware                 1-111331                   43-1698480
             Delaware                333-06693                   43-1742520
      -----------------------     -----------------        ---------------------
         (States or other         Commission file            (I.R.S. Employer
         jurisdictions of             numbers               Identification Nos.)
         incorporation or
          organization)





                   One Liberty Plaza, Liberty, Missouri 64068


               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 9.  REGULATION FD DISCLOSURE

         On Thursday, September 26, 2002, Ferrellgas Partners, L.P. will report earnings for the fourth quarter and fiscal year ended July 31, 2002.
James E. Ferrell, Chairman, Chief Executive Officer, and President, will conduct a live teleconference on the Internet at http://www.firstcallevents.com/service/ajwz365456403gf12.html. The live webcast of the teleconference will begin at 3:00 p.m. Eastern Time.














     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FERRELLGAS PARTNERS, L.P.

                                       By Ferrellgas, Inc. (General Partner)


Date: September 13, 2002               By     /s/ Kevin T. Kelly
                                       -----------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)





                                       FERRELLGAS PARTNERS FINANCE CORP.

Date: September 13, 2002               By     /s/ Kevin T. Kelly
                                       -----------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)